                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        RULE 13e-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                             NSA INTERNATIONAL, INC.
                              (Name of the Issuer)

                             NSA INTERNATIONAL, INC.
                      (Name of Person(s) Filing Statement)

            Common Stock, $.05 par value, of NSA International, Inc.
                         (Title of Class of Securities)

                                    62938F103
                      (CUSIP Number of Class of Securities)

                             G. Robert Morris, Esq.
                       BAKER, DONELSON, BEARMAN & CALDWELL
                               165 Madison Avenue
                          2000 First Tennessee Building
                                Memphis, TN 38103
                                 (901) 577-2287
            (Name, Address, and Telephone Number of Person Authorized
               to Receive Notices and Communications on Behalf of
                           Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to
         240.14b-1], Regulation 14C [17 CFR 240.14c-1 to
         240.14c-101] or Rule 13e-3(c) [Section 240.13e-(c)]
         under the Securities Exchange Act 1934.
b. [ ] The filing of a registration statement under the Securities Act of 1933.
c.  [ ]  A tender offer.
d.  [ ]  None of the above.

Check the following box if the soliciting material or information statement referred to in checking box (a) are preliminary copies: [X]


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                            Calculation of Filing Fee
-------------------------------------------------------------------------------
Transaction valuation                                      Amount of filing fee

     $900,000*                                             $180.00

-------------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:                                     N/A
            Form or Registration No.:
            Filing Party:
            Date Filed:

Notes:

--------------
* Price to be paid for an estimated 800,000 shares for which cash is to be paid in lieu of issuance of fractional shares.

                                  INTRODUCTION

            This Rule 13e-3 Transaction Statement is being filed by NSA International, Inc. (the "Corporation") with respect to the class of equity securities of the Corporation that is subject to a Rule 13e-3 transaction. The Corporation will submit to its shareholders for approval at the Annual and Special Meeting of Shareholders to be held on January 26, 1999, among other items, (a) an Amended and Restated Charter for the Corporation (the "Restated Charter") which would effect a one-for-2,400 reverse split of the Corporation's common stock, $.05 par value (the "Common Stock"), by reducing the number of authorized shares of Common Stock from 100,000,000 shares to 41,666 shares, $120.00 par value (such new shares of common stock to be referred to herein as the "New Common Stock"), and (b) a cash payment of $1 1/8 per share (the "Cash Consideration") of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of New Common Stock after the reverse stock split (items (a) and (b) will be considered one proposal and referred to herein as the "Reverse Stock Split"). The Reverse Stock Split will become effective upon the filing of the Restated Charter with the Secretary of State of the State of Tennessee, resulting in the automatic conversion of every 2,400 shares of Common Stock into one share of New Common Stock.

            The following Cross Reference Sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the preliminary Proxy Statement for the Annual and Special Meeting of Shareholders to be held on January 26, 1999, filed by Corporation with the Securities and Exchange Commission simultaneously herewith (including all appendices and schedules thereto, the "Proxy Statement") of the information required to be included in response to the items of this Statement. The information in the Proxy Statement is hereby expressly incorporated by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.



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                     CROSS REFERENCE SHEET SHOWING LOCATION
                        IN PROXY STATEMENT OF INFORMATION
                       REQUIRED BY ITEMS IN SCHEDULE 13E-3


SCHEDULE 13E-3 ITEM                                                           LOCATION IN PROXY STATEMENT


1.    Issuer and Class of Security
      Subject to the Transaction

      Item l(a)...................................................            Cover Page

      Item l(b)...................................................            Cover Page, "Summary - The Annual and Special
                                                                              Meeting" and "Approval of the Reverse Stock Split -
                                                                              The Reverse Stock Split - Voting; Vote Required"

      Item l(c)...................................................            "Market Price for Common Stock; Dividends"

      Item l(d)...................................................            "Market Price for Common Stock; Dividends"

      Item l(e)...................................................            Not applicable

      Item l(f)...................................................            "Market Price for Common Stock; Dividends"

2.    Identity and Background

      Items 2(a)-(d)..............................................            Cover Page, "Election of Directors - Directors and
                                                                              Executive Officers," "Election of Directors - Security
                                                                              Ownership of Certain Beneficial Owners and
                                                                              Management" and "Business of the Corporation"

      Items 2(e)-(g)..............................................            Not applicable

3.    Past Contacts, Transactions or Negotiations

      Items 3(a) and (b)..........................................            Not applicable

4.    Terms of the Transaction

      Items 4(a) and (b)..........................................            "Approval of the Reverse Stock Split - The Reverse
                                                                              Stock Split - Restatement of Charter to Effect the
                                                                              Reverse Stock Split" and "Approval of the Reverse
                                                                              Stock Split - The Reverse Stock Split - Exchange of
                                                                              Certificates and Payment for Fractional Shares"

5.   Plans or Proposals of the Issuer or Affiliate

        Items 5(a)-(g)..............................................      "Approval of the Reverse Stock Split - Special Factors
                                                                          - Plans for the Corporation after the Reverse Stock
                                                                          Split" and "Approval of the Reverse Stock Split -
                                                                          Special Factors - Certain Effects of the Reverse Stock
                                                                          Split"

6.      Source and Amounts of Funds or Other
        Consideration

        Items 6(a) and (b)..........................................      "Approval of the Reverse Stock Split - Special
                                                                          Factors - Source and Amounts of Funds for and
                                                                          Expenses of the Reverse Stock Split"

        Items 6(c) and (d)..........................................      Not applicable

7.      Purpose(s), Alternatives, Reasons and Effects

        Item 7(a)...................................................      "Approval of the Reverse Stock Split - The Reverse
                                                                          Stock Split - Purposes of the Reverse Stock Split,"
                                                                          "Approval of the Reverse Stock Split - Special
                                                                          Factors - Background," and "Approval of the Reverse
                                                                          Stock Split - Special Factors - Reasons for the Reverse
                                                                          Stock Split"

        Item 7(b)...................................................      "Approval of the Reverse Stock Split - Special Factors-
                                                                          Consideration of Alternatives"

        Item 7(c)...................................................      "Approval of the Reverse Stock Split - Special Factors
                                                                          - Reasons for the Reverse Stock Split," "Approval of
                                                                          the Reverse Stock Split - Special Factors -
                                                                          Background," and "Approval of the Reverse Stock Split
                                                                          - The Reverse Stock Split - Purposes of the Reverse
                                                                          Stock Split"

        Item 7(d)...................................................      "Approval of the Reverse Stock Split - Special Factors
                                                                          - Certain Effects of the Reverse Stock Split" and
                                                                          "Approval of the Reverse Stock Split - Special Factors
                                                                          - Certain Federal Income Tax Consequences"

8.      Fairness of the Transaction

        Item 8(a)...................................................      "Approval of the Reverse Stock Split - Special Factors
                                                                          - Consideration by the Board of Directors; Fairness
                                                                          of the Reverse Stock Split" and "Approval of the
                                                                          Reverse Stock Split - Special Factors -
                                                                          Recommendations of the Board of Directors"

        Item 8(b)...................................................      "Approval of the Reverse Stock Split - Special Factors
                                                                          - Consideration by the Board of Directors; Fairness of
                                                                          the Reverse Stock Split" and "Approval of the Revise
                                                                          Stock Split - Special Factors - Opinion and Reports"

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

        Item 8(c)...................................................      "Summary - The Annual and Special Meeting,"
                                                                          "Approval of the Reverse Stock Split - Special Factors
                                                                          - Consideration by the Board of Directors; Fairness of
                                                                          the Reverse Stock Split," "Approval of the Reverse
                                                                          Stock Split - Special Factors - Background," and
                                                                          "Approval of the Reverse Stock Split - The Reverse
                                                                          Stock Split - Voting; Vote Required"

        Item 8(d)...................................................      "Approval of the Reverse Stock Split - Special Factors
                                                                          - Consideration by the Board of Directors; Fairness of
                                                                          the Reverse Stock Split"

        Item 8(e)...................................................      "Approval of the Reverse Stock Split - Special Factors
                                                                          - Consideration by the Board of Directors; Fairness of
                                                                          the Reverse Stock Split"

        Item 8(f)...................................................      Not applicable

9.      Reports, Opinions, Appraisals and
        Certain Negotiations

        Items 9(a)-(c)..............................................      "Approval of the Reverse Stock Split - Special Factors
                                                                          - Opinions and Reports" and "Approval of the Reverse
                                                                          Stock Split - Special Factors - Consideration by the
                                                                          Board of Directors; Fairness of the Reverse Stock
                                                                          Split"

10.     Interest in Securities of the Issuer

        Item 10(a)..................................................      "Election of Directors - Security Ownership of Certain
                                                                          Beneficial Owners and Management"

        Item 10(b)..................................................      "Market Price for Common Stock; Dividends -
                                                                          Transactions in Common Stock"

11.     Contracts, Arrangements or
        Understandings with Respect to the
        Issuer's Securities.........................................      "Approval of the Reverse Stock Split - The Reverse
                                                                          Stock Split - Voting; Voting Required"

12.     Present Intention and Recommendation
        of Certain Persons with Regard to
        the Transaction

        Items 12(a) and (b)...........................................      "Summary - The Annual and Special Meeting,"
                                                                            "Approval of the Reverse Stock Split - Special Factors
                                                                            - Consideration by the Board of Directors; Fairness of
                                                                            the Reverse Stock Split," and "Approval of the
                                                                            Reverse Stock Split - The Reverse Stock Split -
                                                                            Voting; Vote Required"

13.     Other Provisions of the Transaction

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
        Item 13(a)..................................................      "Approval of the Reverse Stock Split - The Reverse
                                                                          Stock Split - Shareholders' Right to Dissent"

        Items 13(b) and (c).........................................      Not applicable

14.     Financial Information

        Item 14(a)..................................................      "Financial Information"

        Item 14(b)..................................................      Not applicable

15.     Persons and Assets Employed, Retained or Utilized

        Items 15(a) and (b).........................................      "The Annual and Special Meeting - Voting Rights and
                                                                          Proxy Information"

16.     Additional Information......................................      Proxy Statement in its entirety

17.     Material to be Filed as Exhibits............................      Separately included herewith

Item 1.     Issuer and Class of Security Subject to the Transaction.

            (a) The name of the issuer is NSA International, Inc., a Tennessee corporation, and the address of its principal executive offices is 4260 East Raines Road, Memphis, Tennessee 38118.

            (b) The exact title of the class of equity securities to which this statement relates is Common Stock, $.05 par value. The information set forth on the Cover Page and under the captions "Summary - The Annual and Special Meeting" and "Approval of the Reverse Stock Split - The Reverse Stock Split - Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.

            (c) The information set forth under the caption "Market Price for Common Stock; Dividends" of the Proxy Statement is incorporated herein by reference.

            (d) The information set forth under the caption "Market Price for Common Stock; Dividends" of the Proxy Statement is incorporated herein by reference.

            (e)         Not applicable.

            (f) The information set forth under the caption "Market Price for Common Stock; Dividends" of the Proxy Statement is incorporated herein by reference.

Item 2.     Identity and Background.

            (a)-(d) This Statement is filed by NSA International, Inc., a Tennessee corporation, the issuer of the Common Stock, engaged in the business of selling nutritional products, air and water filtration systems and a sparkling water system domestically and internationally through third-party distributors, with its principal executive offices at 4260 East Raines Road, Memphis, Tennessee 38118. The information set forth on the Cover Page under the captions "Election of Directors - Directors and Executive Officers," "Election of Directors - Security Ownership of Certain Beneficial Owners and Management" and "Business of the Corporation" of the Proxy Statement is incorporated herein by reference.

            (e)-(g) To the best of the Corporation's knowledge, each person with respect to whom this item requires information to be furnished is a citizen of the United States and during the last five years no such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and no such person was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

Item 3.     Past Contracts, Transactions or Negotiations.

            (a) and (b)             Not applicable.

Item 4.     Terms of the Transaction.

            (a) and (b) The information set forth under the captions "Approval of the Reverse Stock Split - The Reverse Stock Split - Restatement of Charter to Effect the Reverse Stock Split" and "Approval of the Reverse Stock Split - The Reverse Stock Split - Exchange of Certificates and Payment for Fractional Shares" of the Proxy Statement is incorporated herein by reference.

Item 5.     Plans or Proposals of the Issuer or Affiliate.

            (a)-(g) The information set forth under the captions "Approval of the Reverse Stock Split - Special Factors Plans for the Corporation after the Reverse Stock Split" and "Approval of the Reverse Stock Split - Special Factors Certain Effects of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

Item 6.     Source and Amounts of Funds or Other Consideration.

            (a) and (b) The information set forth under the caption "Approval of the Reverse Stock Split - Special Factors - Source and Amounts of Funds for and Expenses of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

            (c) and (d)             Not applicable.

Item 7.     Purpose(s), Alternatives, Reasons and Effects.

            (a) The information set forth under the captions "Approval of the Reverse Stock Split - The Reverse Stock Split - Purposes of the Reverse Stock Split," "Approval of the Reverse Stock Split - Special Factors - Background" and "Approval of the Reverse Stock Split - Special Factors - Reasons for the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

            (b) The information set forth under the caption "Approval of the Reverse Stock Split - Special Factors Consideration of Alternatives" of the Proxy Statement is incorporated herein by reference.

            (c) The information set forth under the captions "Approval of the Reverse Stock Split - Special Factors Background," "Approval of the Reverse Stock Split - Special Factors - Reasons for the Reverse Stock Split" and "Approval of the Reverse Stock Split - The Reverse Stock Split - Purposes of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

            (d) The information set forth under the captions "Approval of the Reverse Stock Split - Special Factors Certain Effects of the Reverse Stock Split" and "Approval of the Reverse Stock Split - Special Factors - Certain Federal Income Tax Consequences" of the Proxy Statement is incorporated herein by reference.

Item 8.     Fairness of the Transaction.

            (a) The information set forth under the captions "Approval of the Reverse Stock Split - Special Factors Consideration by the Board of Directors; Fairness of the Reverse Stock Split" and "Approval of the Reverse Stock Split Special Factors - Recommendations of the Board of Directors" of the Proxy Statement is incorporated herein by reference.

            (b) The information set forth under the captions "Approval of the Reverse Stock Split - Special Factors Consideration by the Board of Directors; Fairness of the Reverse Stock Split" and "Approval of the Reverse Stock Split Special Factors - Opinions and Reports" of the Proxy Statement is incorporated herein by reference.

            (c) The information set forth under the captions "Summary - The Annual and Special Meeting," "Approval of the Reverse Stock Split - Special Factors - Consideration by the Board of Directors; Fairness of the Reverse Stock Split," "Approval of the Reverse Stock Split - Special Factors - Background" and "Approval of the Reverse Stock Split - The Reverse Stock Split - Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.

            (d) The information set forth under the caption "Approval of the Reverse Stock Split - Special Factors Consideration by the Board of Directors; Fairness of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.


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
            (e) The information set forth under the caption "Approval of the Reverse Stock Split - Special Factors Consideration by the Board of Directors; Fairness of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

            (f)         Not applicable.

Item 9.     Reports, Opinions, Appraisals and Certain Negotiations.

            (a)-(c) The information set forth under the captions "Approval of the Reverse Stock Split - Special Factors - Consideration by the Board of Directors; Fairness of the Reverse Stock Split," "Approval of the Reverse Stock Split Special Factors - Opinions and Reports" and Appendix C and Appendix D of the Proxy Statement, respectively, are incorporated herein by reference.

Item 10.    Interest in Securities of the Issuer.

            (a) The information with respect to the ownership of Common Stock set forth under the caption "Election of Directors - Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

            (b) The information with respect to transactions in Common Stock set forth under the caption "Market Price for Common Stock; Dividends - Transactions in Common Stock" of the Proxy Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements, or Understandings with Respect to the Issuer's Securities.

            The information set forth under the caption "Approval of the Reverse Stock Split - The Reverse Stock Split Voting; Voting Required" is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

            (a) and (b) The information set forth under the captions "Summary - The Annual and Special Meeting," "Approval of the Reverse Stock Split - Special Factors - Consideration by the Board of Directors; Fairness of the Reverse Stock Split," and "Approval of the Reverse Stock Split - The Reverse Stock Split - Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.

Item 13.    Other Provisions of the Transaction.

            (a) The information set forth under the caption "Approval of the Reverse Stock Split - The Reverse Stock Split - Shareholders' Right to Dissent" of the Proxy Statement is incorporated herein by reference.

            (b) and (c)             Not applicable.

Item 14.    Financial Information.

            (a) The information set forth under the caption "Financial Information" of the Proxy Statement is incorporated herein by reference.

            (b) Not applicable.


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Item 15.    Persons and Assets Employed, Retained or Utilized.

            (a) and (b) The information set forth under the caption "The Annual and Special Meeting - Voting Rights and Proxy Information" of the Proxy Statement is incorporated herein by reference.

Item 16.    Additional Information.

            All of the information set forth in the Proxy Statement is incorporated herein by reference.

Item 17.    Material to be Filed as Exhibits.

            (a),  (c), and (f)      Not applicable.

            (b)(1)      Report of Asset Services, L.P. dated August 18, 1998.

            (b)(2) Opinion of Asset Services, L.P. dated October 5, 1998, incorporated by reference from Appendix C to the Proxy Statement filed as Exhibit (d)(1) hereto.

            (b)(3)      Report of Asset Services, L.P. dated September 1998.

            (b)(4) Opinion of Mercer Capital Management, Inc. dated November 13, 1998, incorporated by reference from Appendix D to the Proxy Statement filed as Exhibit
                        (d)(1) hereto.

            (b)(5) Report of Mercer Capital Management, Inc. dated November 13, 1998.

            (d)(1) Preliminary Proxy Statement of NSA, International, Inc. for the Annual and Special Meeting of Shareholders to be held on January 26, 1999.

            (d)(2)      Proxy Card.

            (e) Statement of appraisal rights is incorporated by reference from Appendix B to the Proxy Statement filed as Exhibit (d)(1) hereto.

                                    SIGNATURE

            After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                        NSA INTERNATIONAL, INC.


Dated: November 19, 1998                By:    /s/  CHARLES R. EVANS, JR.
                                            -----------------------------------
                                            Executive Vice-President and Chief
                                              Operating Officer








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                                  EXHIBIT INDEX



              EXHIBIT                           DESCRIPTION                                                      PAGE
(a),  (c), and (f)                    Not applicable.

(b)(1)                                Report of Asset Services, L.P. dated August 18, 1998.

(b)(2)                                Opinion of Asset Services, L.P. dated October 5, 1998, is incorporated by reference from Appendix C to the Proxy Statement filed as Exhibit
                                      (d)(1) hereto.

(b)(3)                                Report of Asset Services, L.P. dated September 1998.

(b)(4)                                Opinion of Mercer Capital Management, Inc. dated November 13, 1998, is incorporated by reference from Appendix D to the Proxy Statement filed as Exhibit (d)(1) hereto.

(b)(5)                                Report of Mercer Capital Management, Inc. dated November 13, 1998.

(d)(l)                                Preliminary Proxy Statement of NSA International, Inc. for the Annual
                                      and Special Meeting of Shareholders to be held on January 26, 1999.

(d)(2)                                Proxy Card.

(e)                                   Statement of appraisal rights is incorporated by reference from Appendix
                                      B to the Proxy Statement filed as Exhibit (d)(1) hereto.

















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